UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 27, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Subject to the closing of the Novo Transactions (as defined below), Earthstone Energy Holdings, LLC ("EEH"), a subsidiary of Earthstone Energy, Inc. ("Earthstone"), has commitments from its bank group to increase the borrowing base and elected commitment amounts under its revolving credit facility to $2.0 billion and $1.75 billion, respectively.

Item 8.01 Other Events.

As previously announced, on June 14, 2023, EEH entered into (i) a Securities Purchase Agreement (the “Purchase Agreement”) with Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC and Novo Oil & Gas Holdings, LLC (“Novo”), pursuant to which EEH will acquire 100% of the issued and outstanding equity interests of Novo (the “Novo Acquisition”) and (ii) an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with Northern Oil and Gas, Inc. (“NOG”), pursuant to which NOG has agreed to acquire, immediately after the closing of the Acquisition, an undivided one-third interest in Novo’s oil and gas and related assets (the remaining two-third interest to be retained by EEH, the “Retained Assets”) acquired pursuant to the Purchase Agreement (together with the Novo Acquisition, the “Novo Transactions”).

Attached as Exhibit 99.1 hereto are the unaudited pro forma condensed combined financial statements of Earthstone for the year ended December 31, 2022 and as of and for the three months ended March 31, 2023.

Attached as Exhibit 99.2 hereto are the audited combined consolidated financial statements of Novo as of and for the years ended December 31, 2022 and December 31, 2021.

Attached as Exhibit 99.3 hereto are the unaudited consolidated financial statements of Novo as of and for the three months ended March 31, 2023.

Attached as Exhibit 99.4 hereto is the report of Cawley, Gillespie & Associates, Inc. relating to the Retained Assets’ estimated oil and gas reserves at May 1, 2023 with NYMEX Pricing.

There is no assurance that the transactions contemplated by the Purchase Agreement or Cooperation Agreement will be consummated. Earthstone urges you to read the section entitled “Risk Factors” in Earthstone’s annual report on Form 10-K for the year ended December 31, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “forecast,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the Novo Transactions to Earthstone and its stockholders, the anticipated completion of the Novo Transactions or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to complete the Novo Transactions on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after the Novo Transactions and achieve anticipated benefits from it; the possibility that various closing conditions for the Novo Transactions may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Novo; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; social, market and regulatory efforts to address climate change; cybersecurity risks; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; and the direct and indirect impact on most or all of the foregoing on the continuing COVID-19 pandemic. Earthstone’s annual report on Form 10-K for the year ended December 31, 2022, subsequent reports and filings with the Securities and Exchange Commission discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Moss Adams LLP.
23.2	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Unaudited pro forma condensed combined financial statements of Earthstone Energy, Inc. for the year ended December 31, 2022 and as of and for the three months ended March 31, 2023.
99.2	Audited combined consolidated financial statements of Novo Oil & Gas Holdings, LLC as of and for the years ended December 31, 2022 and December 31, 2021.
99.3	Unaudited consolidated financial statements of Novo Oil & Gas Holdings, LLC as of and for the three months ended March 31, 2023.
99.4	Report of Cawley, Gillespie & Associates, Inc. (NYMEX Pricing).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	June 27, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration